UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DEPOMED, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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***PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION***

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders of Depomed, Inc. (the “Company”) will be held on November 15, 2016 at 10:00 a.m. local time at [•] (the “Special Meeting”). The Special Meeting is being held solely for the following purposes, as more fully described in the accompanying proxy statement:

1.              To consider and vote on a proposal to be presented by Starboard Value and Opportunity Master Fund Ltd (“Starboard V&O Fund”) that each of the six (6) members of the Company’s Board of Directors (the “Board”) who are expected to be serving as directors as of the date of the Special Meeting, including Peter D. Staple, Karen A. Dawes, Louis J. Lavigne, Jr., Samuel R. Saks, M.D., James A. Schoeneck and David B. Zenoff, D.B.A, as well as any person or persons elected or appointed to the Board without shareholder approval after the date hereof, and up to and including, the date of the Special Meeting, be removed from office as directors of the Company, each such removal to become effective upon the election of each successor by the shareholders of the Company (the “Removal Proposal”).

2.              To consider and vote on a proposal to be presented by Starboard V&O Fund that in the event that the Board is fixed at some size other than six (6) members as of the date of the Special Meeting, Section 16 of the Company’s Amended and Restated Bylaws (the “Bylaws”) be amended to fix the size of the Board at six (6) members.

3.              To consider and vote on a proposal to be presented by Starboard V&O Fund that the following six (6) individuals be elected to serve as directors on the Board, contingent on Proposal 1 being passed: John J. Delucca, James P. Fogarty, Peter A. Lankau, Gavin T. Molinelli, Mary K. Pendergast, and Jeffrey C. Smith.

4.              To consider and vote on a proposal to be presented by Starboard V&O Fund that any amendment or provision of the Bylaws adopted and approved by the Board that changes the Bylaws in any way from the version of the Bylaws adopted and approved by the Board on July 12, 2015 through the date of the Special Meeting be repealed, and that Section 42 of the Bylaws entitled “AMENDMENT OF BYLAWS” be amended to eliminate the power of the Board to adopt, amend or repeal the Bylaws from the date of the Special Meeting through 120 days following such Special Meeting.

5.              To consider and vote on a proposal to be presented by the Board to adjourn the Special Meeting, which proposal the Board of Directors intends to present if and only if a quorum of shareholders is not present at the beginning of the Special Meeting.

No other business may be transacted at the Special Meeting.  Only shareholders of record at the close of business on September 27, 2016 will be entitled to notice of, and to attend and vote at, the Special Meeting or any adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Matthew M. Gosling
Secretary

Newark, California
[•], 2016

IMPORTANT INFORMATION:  AS FURTHER EXPLAINED IN THE ENCLOSED PROXY STATEMENT, UNLESS EACH INCUMBENT DIRECTOR IS REMOVED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST 85.72% OF DEPOMED’S OUTSTANDING SHARES, IF THE STARBOARD REMOVAL PROPOSAL IS APPROVED AT THE SPECIAL MEETING BUT ANY OF THE SIX STARBOARD NOMINEES NAMED ABOVE IS NOT ELECTED AT THE SPECIAL MEETING, THEN THE ENTIRE SIX-MEMBER INCUMBENT BOARD WILL REMAIN SEATED, AND NONE OF THE STARBOARD NOMINEES WILL BE SEATED ON THE BOARD UNTIL ALL SIX SUCCESSORS TO THE INCUMBENT BOARD ARE ELECTED, WHICH WOULD OCCUR AT THE EARLIER OF (1) THE 2017 ANNUAL MEETING OF SHAREHOLDERS AND (2) A SPECIAL MEETING HELD FOLLOWING THE SPECIAL MEETING TO ELECT THE REMAINING SUCCESSORS.  SEE PAGE 4 OF THE ENCLOSED PROXY STATEMENT FOR ADDITIONAL INFORMATION.

*** PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION ***

PROXY STATEMENT OF THE BOARD OF DIRECTORS OF DEPOMED

This Proxy Statement (this “Proxy Statement”) and the enclosed BLUE PROXY CARD are being furnished by Depomed, Inc., a California corporation (“we,” the “Company” or “Depomed”), to the holders of outstanding shares of our common stock, no par value (our “Common Stock”), in connection with a special meeting that has been requested by holders of more than ten percent of our outstanding Common Stock (including any adjournments thereof, the “Special Meeting”).  The Special Meeting will be held at [•] on November 15, 2016, at 10:00 a.m. local time.  Only holders of record at the close of business on September 27, 2016 (the “Record Date”) will be entitled to vote in person or by proxy at the Special Meeting.

At the Special Meeting, Depomed shareholders will be asked to consider and vote solely on the proposals set forth in the Notice of Special Meeting, which proposals are further described in this Proxy Statement.  Four of these proposals will be presented by Starboard Value LP and Starboard Value and Opportunity Master Fund Ltd. (“Starboard V&O Fund” and, together with Starboard Value LP, “Starboard”).  The Depomed Board of Directors (the “Board”) may present an adjournment proposal at the Special Meeting, but only if a quorum of shareholders is not present at the beginning of the Special Meeting. No other business may be transacted at the Special Meeting.

The Starboard proposals include proposals to remove your entire Board of Directors and replace them with a slate of six nominees hand-picked by Starboard.  We advise that you not return any of the materials you may receive from Starboard.  We encourage you instead to sign, date and return the enclosed BLUE Proxy Card or voting instruction form in accordance with the instructions contained therein.

THE DEPOMED BOARD RECOMMENDS THAT YOU NOT SIGN ANY WHITE PROXY CARD SENT TO YOU BY STARBOARD. WHETHER OR NOT YOU HAVE PREVIOUSLY EXECUTED STARBOARD’S WHITE PROXY CARD, YOU MAY REVOKE ANY PREVIOUSLY EXECUTED PROXY CARD, IF YOU SIGN, DATE AND DELIVER THE ENCLOSED BLUE PROXY CARD USING THE POSTAGE-PAID ENVELOPE PROVIDED.

These materials are being mailed to shareholders on or about [•], 2016.

If you have questions or need assistance completing or submitting the enclosed BLUE Proxy Card or voting instruction form, please contact Depomed’s agent:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders May Call Toll-Free: (877) 800-5186

Banks & Brokers May Call Collect: (212) 750-5833

PROXY SUMMARY

On this page, we provide highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement before you vote.

THE SPECIAL MEETING OF SHAREHOLDERS

Where?	When?	Who may attend and vote?
[•]	November 15, 2016 at 10:00 a.m. local time.	Shareholders of record at the close of business on September 27, 2016.

AGENDA ITEMS AND BOARD RECOMMENDATIONS

	ITEM	DEPOMED BOARD RECOMMENDATION
1

Starboard Removal Proposal:

RESOLVED, that each of the six (6) members of the Board who are expected to be serving as directors as of the date of the Special Meeting, including Peter D. Staple, Karen A. Dawes, Louis J. Lavigne, Jr., Samuel R. Saks, M.D., James A. Schoeneck and David B. Zenoff, D.B.A, as well as any person or persons elected or appointed to the Board without shareholder approval after the date hereof, and up to and including, the date of the Special Meeting, be removed from office as directors of the Company, each such removal to become effective upon the election of each successor by the shareholders of the Company.

VOTE “AGAINST”
2

Starboard Board Size Proposal:
RESOLVED, that, in the event that the Board is fixed at some size other than six (6) members as of the date of the Special Meeting, Section 16 of the Bylaws be amended to fix the size of the Board at six (6) members.

VOTE “AGAINST”
3

Starboard Election Proposal:
RESOLVED, that the following six (6) individuals be and hereby are elected to serve as directors on the Board, contingent on Proposal 1 being passed: John J. Delucca, James P. Fogarty, Peter A. Lankau, Gavin T. Molinelli, Mary K. Pendergast, and Jeffrey C. Smith.

VOTE “AGAINST”
4

Starboard Bylaw Amendment Proposal:
RESOLVED, that any amendment or provision of the Bylaws adopted and approved by the Board that changes the Bylaws in any way from the version of the Bylaws adopted and approved by the Board on July 12, 2015 through the date of the Special Meeting be and hereby is repealed, and that Section 42 of the Bylaws entitled “AMENDMENT OF BYLAWS” be and hereby is amended to eliminate the power of the Board to adopt, amend or repeal the Bylaws from the date of the Special Meeting through 120 days following such Special Meeting.

VOTE “AGAINST”
5

Adjournment Proposal:
Adjourn the Special Meeting. The Board of Directors intends to present this proposal if and only if a quorum of shareholders is not present at the beginning of the Special Meeting.

VOTE “AGAINST”

ELECTRONIC VERSION

This Proxy Statement and the accompanying BLUE Proxy Card are available at: [•].

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THIS PROXY STATEMENT

Why is Depomed holding the Special Meeting?

Pursuant to the California General Corporation Law and our Amended and Restated Bylaws (the “Bylaws”), the Special Meeting has been called at the request of holders of at least 10% of the outstanding shares of our Common Stock, including Starboard.

When and where will the Special Meeting take place?

The Special Meeting will be held at [•] on November 15, 2016, and will begin at 10:00 a.m., local time.

What proposals will Depomed shareholders vote on at the Special Meeting?

A total of five proposals may be presented to Depomed shareholders at the Special Meeting—four by Starboard and one by the Depomed Board.

Starboard has informed the Company that it intends to present the following four proposals at the Special Meeting (collectively, the “Starboard Proposals”):

Proposal 1: Starboard Removal Proposal

RESOLVED, that each of the six (6) members of the Board who are expected to be serving as directors as of the date of the Special Meeting, including Peter D. Staple, Karen A. Dawes, Louis J. Lavigne, Jr., Samuel R. Saks, M.D., James A. Schoeneck and David B. Zenoff, D.B.A, as well as any person or persons elected or appointed to the Board without shareholder approval after the date hereof, and up to and including, the date of the Special Meeting, be removed from office as directors of the Company, each such removal to become effective upon the election of each successor by the shareholders of the Company.

Proposal 2: Starboard Board Size Proposal

RESOLVED, that, in the event that the Board is fixed at some size other than six (6) members as of the date of the Special Meeting, Section 16 of the Bylaws be amended to fix the size of the Board at six (6) members.

Proposal 3: Starboard Election Proposal

RESOLVED, that the following six (6) individuals be and hereby are elected to serve as directors on the Board, contingent on Proposal 1 being passed: John J. Delucca, James P. Fogarty, Peter A. Lankau, Gavin T. Molinelli, Mary K. Pendergast, and Jeffrey C. Smith.

We collectively refer to these six individuals as the “Starboard Nominees.”

In this Proxy Statement, we refer to the vote on the election of each of the six Starboard Nominees, collectively, as a single “proposal,” but note that shareholders would be asked to vote separately on each Starboard Nominee at the Special Meeting. The enclosed BLUE proxy card allows you to vote “FOR” or “AGAINST” each Starboard Nominee, or to “ABSTAIN” from voting with respect to any such nominee.

Proposal 4: Starboard Bylaw Amendment Proposal

RESOLVED, that any amendment or provision of the Bylaws adopted and approved by the Board that changes the Bylaws in any way from the version of the Bylaws adopted and approved by the Board on July 12, 2015 through the date of the Special Meeting be and hereby is repealed, and that Section 42 of the Bylaws entitled “AMENDMENT OF BYLAWS” be and hereby is amended to eliminate the power of the Board to adopt, amend or repeal the Bylaws from the date of the Special Meeting through 120 days following such Special Meeting.

The Depomed Board may present the following proposal at the Special Meeting:

Proposal 5: Adjournment Proposal	Adjourn the Special Meeting. The Board of Directors intends to present this proposal if and only if a quorum of shareholders is not present at the beginning of the Special Meeting.

Will there be other matters presented to shareholders for a vote at the Special Meeting?

No.  Only matters described in the Notice of Special Meeting can be presented to shareholders for a vote at the Special Meeting.  However, the enclosed BLUE Proxy Card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion on any other matter that is properly noticed by the Board and presented by the Board to shareholders for a vote at the Special Meeting.

What are you asking me to do with respect to the Starboard Proposals and the Adjournment Proposal?

The Depomed Board recommends that you vote “AGAINST” each of the Starboard Proposals and “AGAINST” the Adjournment Proposal.  The Depomed Board recommends that you NOT sign any white proxy cards sent to you by Starboard.

Who is entitled to vote at the Special Meeting?

Only holders of Common Stock as of the close of business on the Record Date — September 27, 2016  — are entitled to attend and vote at the Special Meeting.  As of the close of business on the Record Date, there were [•] shares of our Common Stock outstanding.

What will constitute a quorum at the Special Meeting?

A majority of the shares of our Common Stock entitled to vote at the Special Meeting must be present in person or by proxy at the Special Meeting in order for there to be a quorum at the Special Meeting.

Shares held of record by shareholders who are present at the meeting in person or by proxy and who abstain from voting will be included in the number of shares present at the meeting for purposes of determining whether a quorum is present.

How many votes am I entitled to per share of Depomed Common Stock that I own?

Each shareholder of record is entitled to one vote at the Special Meeting for each share of our Common Stock held by such shareholder at the close of business on the Record Date.

QUESTIONS AND ANSWERS ABOUT THE STARBOARD REMOVAL PROPOSAL, BOARD SIZE PROPOSAL AND ELECTION PROPOSAL

What vote is required for approval of Starboard’s Removal Proposal, Board Size Proposal and Election Proposal?

•                  Removal Proposal:  The Starboard Removal Proposal must be approved by the affirmative vote of a majority of the shares of our Common Stock outstanding at the close of business on the Record Date.

•                  Although less than the entire Board may be removed by shareholders, under applicable law such removal would require the affirmative vote of the holders of at least 85.72% of the outstanding shares of Common Stock with respect to each director to be so removed (the “Super-Majority Vote Threshold”).

•                  Board Size Proposal:  The Starboard Board Size Proposal must be approved by the affirmative vote of a majority of the shares of our Common Stock outstanding at the close of business on the Record Date.

•                  Election Proposal:  The election of each Starboard Nominee requires the affirmative vote of a majority of the shares represented and voting at the meeting, provided that the shares voting affirmatively on each such nominee also constitute at least a majority of the required quorum.  Shareholders do not have cumulative voting rights.

If the Starboard Removal Proposal is approved, when would the removal of the incumbent directors be effective?

Starboard’s Removal Proposal conditions the effectiveness of each incumbent director’s removal on the election of his/her successor by the shareholders of Depomed.  Therefore, under Starboard’s Removal Proposal, unless the Super-Majority Vote Threshold is reached with respect to the proposal to remove each of the six incumbent directors, to remove and replace the entire incumbent Board at the Special Meeting the following affirmative votes are required:

•                  the Starboard Removal Proposal must be approved by the affirmative vote of at least a majority of the shares of our Common Stock outstanding at the close of business on the Record Date; and

•                  each of Starboard’s Nominees must be elected to the Board by the affirmative vote of a majority of the shares represented and voting at the meeting, provided that the shares voting affirmatively also constitute at least a majority of the required quorum.

If the Starboard Removal Proposal is approved at the Special Meeting and all six Starboard Nominees are elected to succeed the six incumbent directors at the Special Meeting, then the entire incumbent Board will be removed and replaced effective upon certification from the election inspector of the Special Meeting.

However, if the Starboard Removal Proposal is approved at the Special Meeting but any of the six Starboard Nominees is not elected at the Special Meeting, then the entire incumbent Board will remain seated, and none of the Starboard Nominees will be seated on the Board until all six successors to the incumbent Board are elected, which would occur at the earlier of (1) the 2017 annual meeting of shareholders and (2) a special meeting held following the Special Meeting to elect the remaining successors.  The Board does not currently plan to hold a special meeting before the 2017 annual meeting of shareholders in the event that the Starboard Removal Proposal is approved at the Special Meeting, but all six Starboard Nominees fail to be elected at the Special Meeting.  Shareholders holding at least 10% of the outstanding shares of Common Stock may request such subsequent special meeting in accordance with our Bylaws.

What effect will an abstention or broker non-vote have with respect to Starboard’s Removal Proposal, Board Size Proposal and Election Proposal?

An abstention or broker non-vote will have the effect of a vote “AGAINST” the Starboard Removal Proposal and Starboard Board Size Proposal.

With respect to the vote on each Starboard Nominee:

•                  if there is an abstention or broker non-vote with respect to the election of a specific Starboard Nominee, but such share is voted on at least one other proposal at the Special Meeting, then such abstention or broker non-vote will have the effect of a vote “AGAINST” such Starboard Nominee because the shares will be counted as voting at the Special Meeting.

•                  if the abstention or broker non-vote relates to all proposals being voted on at the Special Meeting, then it will have no effect on determining whether the affirmative vote constitutes a majority of the shares of Common Stock represented and voting at the meeting.  However, an abstention or broker non-vote in such case could prevent the approval of the election of each Starboard Nominee since the shares voting affirmatively on each nominee must constitute at least a majority of the required quorum at the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE STARBOARD BYLAW AMENDMENT PROPOSAL

What vote is required to approve the Starboard Bylaw Amendment Proposal?

The Starboard Bylaw Amendment Proposal to be presented at the Special Meeting requires the affirmative vote of a majority of the outstanding shares of our Common Stock at the Special Meeting.

What effect will an abstention or broker non-vote have with respect to the Starboard Bylaw Amendment Proposal?

An abstention or broker non-vote will have the effect of a vote “AGAINST” the Starboard Bylaw Amendment Proposal.

Have there been any Bylaw amendments since July 12, 2015?

As of the date of this proxy statement there have not been any amendments to the Bylaws since July 12, 2015.

Why does the Depomed Board recommend that shareholders vote “AGAINST” the Starboard Bylaw Amendment Proposal?

The Depomed Board of Directors believes that the board of a publicly-traded corporation must have the ability to amend the corporation’s bylaws, without always bringing the matter to a shareholder vote.  Absent such power the Board would be unable to react to make procedural changes that may otherwise be required in its Bylaws without getting a shareholder vote.  By way of example, under the Starboard Bylaw Amendment Proposal even minor procedural amendments to the Bylaws like the notice period needed to call a special meeting of the Board of Directors, would have to be taken to a full shareholder vote for the four-month period following the Special Meeting.  Emergency bylaw changes that may be required in connection with an extraordinary unforeseen corporate or industry event would not be permitted without a shareholder vote, which vote would not only be expensive and time-consuming on the part of management, but it may not be possible to hold such a meeting for two to three months.  We believe such a broad omnibus resolution can endanger the Board’s ability to react to future unforeseen events.

We also note that the Starboard Bylaw Amendment Proposal would also be binding on any new Board elected by shareholders at the Special Meeting, such that even a new Board would be restricted from making changes to the Bylaws that they may deem to be in the best interests of Depomed shareholders.

QUESTIONS AND ANSWERS ABOUT THE ADJOURNMENT PROPOSAL

Who can bring an adjournment proposal at the Special Meeting?

The only proposals that may be considered and voted on at the Special Meeting are those that Starboard submitted with its request for a record date to determine shareholders entitled to call the Special Meeting (the “Record Date Request”), and others that may be brought before the Special Meeting by the Board of Directors of Depomed.  Given that Starboard did not include an adjournment proposal in its Record Date Request, the only adjournment proposal that may be brought at the Special Meeting is that which may be presented by the Board.  The only adjournment proposal that the Board intends to bring before the Special Meeting at this time is the Adjournment Proposal.

Why is the Board presenting the Adjournment Proposal?

Given that Starboard did not include any adjournment proposal at all in its Record Date Request, the Board believes it may be appropriate to bring such a proposal to shareholders to permit them to adjourn the Special Meeting, if they so choose, in the absence of a quorum.

Why does the Board recommend “AGAINST” the Adjournment Proposal?

Even though the Board wants to give shareholders the ability to adjourn the Special Meeting in the absence of a quorum, the Board also believes that it is in the best interest of shareholders to avoid the additional expenses and time commitments on the part of management and the Board that an adjournment of the Special Meeting would entail. The Board believes that by the time of the Special Meeting, Starboard will have had plenty of time to solicit Depomed shareholders and gather a quorum to the extent Depomed shareholders are interested in supporting any of the Starboard Proposals.

What vote is required to approve the Adjournment Proposal?

The Adjournment Proposal requires the approval by the vote of a majority of the shares of Depomed Common Stock represented either in person or by proxy at the Special Meeting.

What effect will an abstention or broker non-vote have on the vote on the Adjournment Proposal?

An abstention or broker non-vote with respect to shares represented either in person or by proxy at the meeting will have the effect of a vote “AGAINST” the Adjournment Proposal.

QUESTIONS AND ANSWERS ABOUT VOTING YOUR SHARES AT THE SPECIAL MEETING

How may Depomed shareholders vote their shares at the Special Meeting?

For shareholders of record: If you are eligible to vote at the Special Meeting and are a shareholder of record, you may submit your BLUE Proxy Card or cast your vote in any of four ways:

•                  By Internet — If you have Internet access, you may submit your proxy by following the instructions provided on your BLUE proxy card.

•                  By Telephone — You can also submit your proxy by telephone by following the instructions provided on your BLUE proxy card.

•                  By Mail — You may submit your BLUE proxy by completing the proxy card enclosed, signing and dating it and returning it in the postage-paid envelope we have provided.

•                  In Person at the Special Meeting — You can vote in person at the Special Meeting. In order to gain admittance, you must present valid government-issued photo identification such as a driver’s license or passport.

For holders with shares held in street name:  If you hold your shares in street name and, therefore, are not a shareholder of record, you will need to follow the specific voting instructions provided to you by your broker, bank or other similar institution. If you wish to vote your shares in person at the Special Meeting, you must obtain a valid proxy from your broker, bank or similar institution, granting you authorization to vote your shares. In order to attend and vote your shares held in street name at the Special Meeting, you will need to present valid government-issued photo identification such as a driver’s license or passport and hand in the valid proxy from your broker, bank or similar institution, along with a signed ballot that you can request at the Special Meeting. You will not be able to attend the Special Meeting without valid government-issued photo identification such as a driver’s license or passport and proof of ownership of Depomed shares such as a valid proxy from your broker, bank or similar institution.

How will the BLUE Proxy Cards be voted if I do not specify a vote or abstention?

All BLUE Proxy Cards received by the Company that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed BLUE proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted “AGAINST” each of the proposals.

How do I revoke a BLUE proxy if I am a shareholder of record?

A shareholder of record may revoke a proxy delivered with respect to the Special Meeting at any time before it is voted at the Special Meeting by:

•                  delivering a written proxy revocation or a subsequent executed proxy to the Secretary of the Company at 7999 Gateway Blvd., Suite 300, Newark, California 94560;

•                  attending the Special Meeting and voting in person. Attendance at the Special Meeting will not revoke an earlier dated proxy with respect to the Special Meeting unless the shareholder actually votes in person at the meeting; or

•                  voting a later-dated proxy card.

If I have already delivered a Starboard White Proxy Card, is it too late for me to change my mind?

No. You have the right to revoke your white proxy cards by voting a BLUE Proxy Card.  Only your latest-dated proxy will be counted.

Whom should I call if I have questions about the solicitation?

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders May Call Toll-Free: (877) 800-5186

Banks & Brokers May Call Collect: (212) 750-5833

BACKGROUND OF THE SPECIAL MEETING

On April 7, 2016, Starboard filed a Schedule 13D with the U.S. Securities and Exchange Commission (“SEC”) reporting beneficial ownership of 4,140,000 shares of Common Stock, representing approximately 6.8% of the outstanding shares of Common Stock, and economic exposure to an aggregate of 5,965,000 shares (representing approximately 9.8% of the outstanding shares) due to certain cash-settled total return swap agreements.  Prior to Starboard filing this Schedule 13D we had been unaware that Starboard was an investor in the Company; Starboard had not previously asked to speak with management or the Board, nor to our knowledge to meet at any investor conference.

Later on April 7, 2016, Starboard delivered materials to Depomed requesting a record date for determining the shareholders entitled to request a special meeting of shareholders to remove the entire board of directors of Depomed and elect five Starboard employees: Peter A. Feld, Mark R. Mitchell, Gavin T. Molinelli, Jeffrey C. Smith and Patrick Sullivan, along with James P. Fogarty (an individual Starboard has previously nominated to company boards) to serve as directors on the Depomed Board (the “April 7 Request”).  Starboard noted that it intended to later modify its slate.

On April 25, 2016, Depomed amended its shareholders rights agreement (the “Rights Agreement”) to permit shareholders that beneficially own 5% or more of the Company’s outstanding shares to obtain revocable proxies or consents from other shareholders for the sole purpose of requesting or demanding a special meeting of shareholders of the Company pursuant to Section 600(d) of the California Corporations Code without triggering the Rights Agreement.

On April 25, 2016, Depomed sent a letter to Starboard informing them that the Depomed Board had set a record date of April 26, 2016 to determine shareholders entitled to request a special meeting to vote on the proposals submitted in the April 7 Request.

On April 29, 2016, a representative of Gibson Dunn & Crutcher, counsel to Depomed, sent an e-mail to Starboard’s counsel stating that Depomed “will not restart the 28-day clock and set a new ‘Request Record Date’ when your client modifies its proposed slate of nominees with the final slate of nominees that agree to serve on its replacement slate.”

On May 26, 2016 — despite Depomed’s amendment to its Rights Agreement to permit the private solicitation of proxies to call a special meeting by Starboard and notice that a modification of Starboard’s initial slate of nominees would not require the setting of a new record date — Starboard withdrew its April 7 Request and delivered materials to Depomed requesting a new record date for determining the shareholders entitled to request a special meeting of shareholders to remove the entire board of directors of Depomed.  The new request included a new slate of six nominees, consisting of John J. Delucca, James P. Fogarty, Peter A. Lankau, Gavin T. Molinelli, Mary K. Pendergast, and Jeffrey C. Smith.

On June 23, 2016, Depomed issued a press release announcing that in response to Starboard’s second record date request, the Board had set a record date of August 19, 2016 to determine shareholders entitled to call a special meeting of shareholders.  Depomed also announced a proposal to hold a special meeting on October 28, 2016 to vote on the Starboard Proposals.  Such meeting was intended to occur after resolution of the Company’s ongoing NUCYNTA® patent litigation.  Starboard declined the proposal.

On September 16, 2016, Starboard delivered materials on behalf of holders of over ten percent of the outstanding shares of Common Stock, requesting the Special Meeting be held on November 15, 2016.

COST OF SOLICITATION

The cost of this solicitation of proxies will be borne by the Company.  We have retained Innisfree as proxy solicitors to assist in this solicitation. The total amount currently estimated to be spent in connection with the solicitation of proxies for the Special Meeting, excluding any litigation costs that may be incurred in the future, is approximately $750,000 of which approximately $75,000 has been spent to date. In addition to the use of mail, proxy requests may be solicited by our directors, certain officers and employees of the Company by facsimile, telephone, email and the Internet, in person discussions and by advertisements. Innisfree will also assist our communications with our shareholders with respect to the Proxy Statement and such other advisory services as may be requested from time to time by us. Innisfree has advised the Company that approximately 50 of its employees will be involved in the solicitation of proxies on behalf of the Company. In addition, Innisfree M&A Incorporated and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement. We will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding the Proxy Statement materials to, and obtaining instructions relating to such materials from, beneficial owners of our Common Stock.

DISSENTERS’ RIGHTS

Our shareholders do not have dissenters’ rights under California law in connection with the proposals to be voted on at the Special Meeting.

BOARD OF DIRECTORS

The following is a summary of the qualifications of each of the members of the Depomed Board:

Name of Director	Age	Principal Occupation	Director Since
Peter D. Staple(3)	64	Chief Executive Officer, Corium International, Inc.	2003
Karen A. Dawes(1)(2)	65	President, Knowledgeable Decisions, LLC	2008
Louis J. Lavigne, Jr.(1)	68	Managing Director, Lavrite, LLC	2013
Samuel R. Saks, M.D.(2)(3)	61	Pharmaceutical Consultant	2012
James A. Schoeneck	59	President and Chief Executive Officer, Depomed, Inc.	2007
David B. Zenoff, D.B.A.(2)(3)	78	President, David B. Zenoff Associates, Inc.	2007

(1)         Current member of the Audit Committee

(2)         Current member of the Compensation Committee

(3)         Current member of the Nominating and Corporate Governance Committee

Peter D. Staple has served as a director of the Company since November 2003, and as Chairman of the Board since March 2009. Since March 2008, Mr. Staple has served as Chief Executive Officer and a director of Corium International, Inc., a publicly-held biopharmaceutical company focused on transdermal delivery systems and related technologies to address unmet medical needs. From 2002 to March 2008 he served as director, and from 2002 to November 2007 as Chief Executive Officer, of BioSeek, Inc., a privately-held drug discovery company. From 1994 to 2002, Mr. Staple was a member of the senior executive team at ALZA Corporation, where he was most recently Executive Vice President, Chief Administrative Officer and General Counsel. Prior to joining ALZA, Mr. Staple held the position of Vice President, Associate General Counsel for Chiron Corporation, a biopharmaceutical company. Mr. Staple previously served as Vice President and Associate General Counsel for Cetus Corporation, a biotechnology company. The Board considered Mr. Staple’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Governance; Strategic Transactions; Corporate Finance; Intellectual Property; and Board and Board committee experience. Mr. Staple holds a B.A. and a J.D. from Stanford University.

Karen A. Dawes has served as a director of the Company since April 2008. Since 2003, Ms. Dawes has served as President of Knowledgeable Decisions, LLC, a pharmaceutical consulting firm she founded. Between 1999 and 2003, Ms. Dawes served as Senior Vice President and U.S. Business Group Head for Bayer Corporation’s U.S. Pharmaceuticals Group. Prior to joining Bayer, she served as Senior Vice President, Global Strategic Marketing for Wyeth, formerly known as American Home Products, where she held responsibility for worldwide strategic marketing. She also served as Vice President, Commercial Operations for Genetics Institute, Inc., which was acquired by Wyeth in 1997. Ms. Dawes began her pharmaceutical industry career at Pfizer, Inc. where, from 1984 to 1994, she held a number of positions in Marketing, serving most recently as Vice President, Marketing of the Pratt Division. The Board considered Ms. Dawes’ experience and expertise within the following areas relevant to the Company and its business in concluding that she should serve on the Board: Marketing; Commercial Operations; Product Development; Commercial Strategy; Business Planning; Pharmaceutical Product Launch; Board Chair experience; and Compensation Committee experience. Ms. Dawes currently serves as a director of Repligen Corporation, a publicly-held bioprocess company, and several private companies. Ms. Dawes holds an M.B.A. from Harvard University and a B.A. and an M.A. from Simmons College.

Louis J. Lavigne, Jr. has served as a director of the Company since July 2013. Since 2005, Mr. Lavigne has served as Managing Director of Lavrite, LLC, a management consulting firm specializing in the areas of corporate finance, accounting, growth strategy and management. Prior to founding Lavrite, Mr. Lavigne served as Executive Vice President and Chief Financial Officer of Genentech, Inc., from March 1997 through his retirement in March 2005. The Board considered Mr. Lavigne’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Finance; Commercial Strategy; Commercial Operations; Strategic Transactions; Business Planning; and Board experience. Mr. Lavigne serves on the boards of Accuray Incorporated, a publicly-held radiation oncology company, NovoCure Limited, a publicly-

held oncology company, and Zynga, Inc., a publicly-held social games company. Mr. Lavigne also serves on the boards of DocuSign, Inc., a privately-held digital transaction management company, Rodan + Fields, LLC, a privately held skincare company, and Puppet Labs, Inc., a privately-held technology automation software company. Mr. Lavigne previously served on the boards of Allergan, Inc., Arena Pharmaceuticals, Inc., BMC Software, Inc., Equinix, Inc., Kyphon, Inc., SafeNet, Inc. and Xenova, PLC. Mr. Lavigne is the managing member of Spring Development Group, LLC, a strategic investor in companies with unique growth opportunities. Mr. Lavigne is a board member and Chairman of the UCSF Benioff Children’s Hospitals. Mr. Lavigne is also a member of the West Coast Audit Committee Network and the faculty of the GLG Institute. Mr. Lavigne holds a B.A. from Babson College and an M.B.A. from Temple University.

Samuel R. Saks, M.D. has served as a director of the Company since October 2012. From October 2013 until its acquisition by Teva Pharmaceutical Industries, Ltd. in May 2015, Dr. Saks served as Chief Development Officer at Auspex Pharmaceuticals, Inc., a publicly-held biopharmaceutical company focused on the treatment of orphan diseases. Dr. Saks also served as a director of Auspex from September 2009 through its acquisition by Teva. From April 2011 until February 2012, Dr. Saks served as interim Chief Medical Officer of Threshold Pharmaceuticals, Inc. From 2003 to 2009, Dr. Saks served as CEO of Jazz Pharmaceuticals, Inc., a specialty pharmaceutical company he co-founded. Prior to joining Jazz, Dr. Saks held a number of positions at ALZA Corporation, which was acquired by Johnson & Johnson in 2001. From 2001 to 2003, he was Company Group Chairman of ALZA and served as a member of Johnson & Johnson’s Pharmaceutical Group Operating Committee. From 1992 to 2001, he held various executive positions at ALZA, including Senior Vice President, Medical Affairs and Group Vice President, where he was responsible for clinical and commercial activities. He has also held clinical research positions in oncology at Schering-Plough Corporation, XOMA Corporation and Genentech, Inc. From 1987 to 2000, Dr. Saks was Assistant Clinical Professor of Medicine in the oncology division of the Department of Medicine at the University of California, San Francisco. The Board considered Dr. Saks’ experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Commercial Strategy; Clinical Operations; Commercial Operations; Product Development; Business Planning; Pharmaceutical Product Launch; and Board experience. Dr. Saks currently serves as a director of TONIX Pharmaceuticals, Inc. a publicly-held pharmaceutical company, PDL BioPharma, Inc., a publicly-held company, and several private companies. Dr. Saks holds a B.S. and an M.D. from the University of Illinois.

James A. Schoeneck joined the Company as President and Chief Executive Officer in April 2011 and has served as a director of the Company since December 2007. From 2005 until he joined the Company, Mr. Schoeneck was Chief Executive Officer of BrainCells Inc., a privately-held biopharmaceutical company. Prior to joining BrainCells, he served as Chief Executive Officer of ActivX BioSciences, Inc., a development stage biotechnology company. Mr. Schoeneck’s pharmaceutical experience also includes three years as President and Chief Executive Officer of Prometheus Laboratories Inc. Prior to joining Prometheus, Mr. Schoeneck spent three years at Centocor, Inc., where he led the development of Centocor’s commercial capabilities. His group launched Remicade®, which has become one of the world’s largest pharmaceutical products. Earlier in his career, he spent 13 years at Rhone-Poulenc Rorer, Inc. (now Sanofi) serving in various sales and marketing positions of increasing responsibility. The Board considered Mr. Schoeneck’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Strategy; Corporate Management; Commercial Strategy; Pharmaceutical Product Launch; Strategic Transactions; and Corporate Leadership. Mr. Schoeneck currently serves as a director of FibroGen, Inc., a publicly-held biotechnology company, and AnaptysBio, Inc., a privately-held antibody development company. Mr. Schoeneck holds a B.S. from Jacksonville State University.

David B. Zenoff, D.B.A. has served as a director of the Company since March 2007. Since 1973, Dr. Zenoff has been the President of David B. Zenoff and Associates, Inc., a strategy and management consulting firm. Dr. Zenoff has been on the full-time and part-time faculties of various universities, including Stanford University Graduate School of Business, Columbia Graduate School of Business, and IMD in Lausanne, Switzerland. The Board considered Dr. Zenoff’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Strategy; Pharmaceutical Marketing Strategy; Management of Pharmaceutical and Biotechnology companies; Organization Development; Management Practices; Board Processes and Governance; Strategic Transactions; and Corporate Leadership. Dr. Zenoff was a member of the board of directors of Williams-Sonoma for six years and currently serves as a director of ExamWorks Group, Inc. Dr. Zenoff holds a B.A. from Stanford University and an M.B.A. and a D.B.A. from Harvard University.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The table below sets forth the beneficial ownership of our Common Stock as of the Record Date (unless specified otherwise) for each of our current directors, named executive officers and for our current directors and named executive officers as a group.  Unless otherwise indicated therein, each person or entity has an address in care of our principal executive offices at 7999 Gateway Blvd., Suite 300, Newark, California 94560.

Name of Beneficial Owner	Aggregate Number of Shares of Common Stock	Number Subject to Convertible Securities Exercisable Within 60 Days	Percentage of Common Stock (%)(1)
James A. Schoeneck(2)	[ ]	[ ]	[ ]
Thadd M. Vargas	[ ]	[ ]	[ ]
August J. Moretti	[ ]	[ ]	[ ]
Matthew M. Gosling	[ ]	[ ]	[ ]
Peter D. Staple	[ ]	[ ]	[ ]
David B. Zenoff, D.B.A.	[ ]	[ ]	[ ]
Karen A. Dawes	[ ]	[ ]	[ ]
Samuel R. Saks, M.D.	[ ]	[ ]	[ ]
Srinivas G. Rao, M.D.	[ ]	[ ]	[ ]
R. Scott Shively.	[ ]	[ ]	[ ]
Louis J. Lavigne, Jr.	[ ]	[ ]	[ ]
All current directors & executive officers as a group (11 persons)	[ ]	[ ]	[ ]

(1)

Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days. Percentage ownership is based on [•] shares of the Company’s common stock outstanding as of the record date. Shares of common stock subject to stock options and restricted stock units vesting on or before November 26, 2016 (within 60 days of the record date) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. Except as otherwise noted, each person has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(2)	Includes [•] shares of Common Stock held in Mr. Schoeneck’s family trust and over which Mr. Schoeneck has shared voting power and shared dispositive power.

SHAREHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A single Proxy Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your proxy. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement, please notify your broker and direct your request to Innisfree, at 501 Madison Avenue, 20th Floor, New York, NY 10022. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker.

SHAREHOLDER PROPOSALS AT THE 2017 ANNUAL MEETING

Advance Notice Provisions:  The Company’s Bylaws, as amended, currently provide that advance notice of a shareholder’s proposal (including a director nomination) must be delivered to the Secretary of the Company at the Company’s principal executive offices not earlier than one hundred and fifty (150) days (November 15, 2016), and not later than one hundred and twenty (120) days (December 15, 2016), prior to the anniversary of the mailing date of the proxy materials for the previous year’s annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days after the anniversary of the previous year’s annual meeting, this advance notice must be received not earlier than the 120th day prior to such annual meeting and not later than the 10th day following the day on which public announcement of the date of such meeting is first made. Each shareholder’s notice must comply with the requirements of Section 5 of the Bylaws of the Company.

A copy of the full text of the provisions of the Company’s Bylaws dealing with shareholder nominations and proposals is available to shareholders from the Company’s Investor Relations Department upon written request.

Rule 14a-8 Shareholder proposals.  Under the rules of the SEC, shareholders who wish to submit proposals for inclusion in the Proxy Statement for the 2017 Annual Meeting of Shareholders must submit such proposals so as to be received by the Company at 7999 Gateway Blvd., Suite 300, Newark, California 94560, on or before December 15, 2016. Such proposals must comply with all other requirements of SEC Rule 14a-8.

In addition, if the Company is not notified by December 15, 2016 of a proposal to be brought before the 2017 Annual Meeting by a shareholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

FORWARD-LOOKING STATEMENTS

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. The statements related to the proxy solicitation that are not historical facts contained in this Proxy Statement are forward-looking statements that involve risks and uncertainties including, but not limited to, expectations regarding Depomed’s anticipated growth and the ability to create shareholder value, and other risks detailed in the company’s Securities and Exchange Commission filings, including the company’s Annual Report on Form 10-K for the year ended December 31, 2015 and its most recent Quarterly Report on Form 10-Q. The inclusion of forward-looking statements should not be regarded as a representation that any of the company’s plans, objectives or expectations will be achieved. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC by going to the investor relations section of Depomed’s website at http://www.depomed.com.  Copies may also be obtained by contacting Depomed’s Investor Relations by mail at 7999 Gateway Blvd., Suite 300, Newark, CA 94560 or by telephone at 510-744-8000. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated by reference.

If you have any questions or need any assistance in revoking a White Proxy Card you may have given to Starboard, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders May Call Toll-Free: (877) 800-5186

Banks & Brokers May Call Collect: (212) 750-5833

Annex A

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS

Name of Beneficial Owner	Aggregate Number of Shares of Common Stock		Number Subject to Convertible Securities Exercisable Within 60 Days	Percentage of Common Stock (%)(1)
BlackRock, Inc.(2)	6,249,132	(3)	—%
Starboard Value LP(4)	6,015,000	(5)	—%
Senvest Management, LLC(6)	4,385,852	(7)	—%
The Vanguard Group(8)	4,195,231	(9)	—%
Invesco Ltd.(10)	3,564,579	(11)	—%
Oak Ridge Investments, LLC(12)	3,044,921	(13)	—%

(1)

Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days. Percentage ownership is based on [•] shares of the Company’s common stock outstanding as of the Record Date.

(2)	The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022.
(3)

Includes (i) 6,120,873 shares of common stock as to which BlackRock, Inc. has sole voting power and (ii) 6,249,132 shares of common stock as to which BlackRock, Inc. has sole dispositive power. This information was obtained from the Schedule 13G/A filed on January 8, 2016 with the SEC by BlackRock, Inc.

(4)	The address for Starboard Value LP is 777 Third Avenue, 18th Floor, New York, New York 10017.
(5)

Represents 6,015,000 shares of common stock as to which Starboard Value LP has sole voting power and sole dispositive power. This information was obtained from the Schedule 13D filed on April 7, 2016, Schedule 13D/A filed on April 12, 2016, Schedule 13D/A filed on May 31, 2016, Schedule 13D/A filed on July 27, 2016 and Schedule 13D/A filed on September 20, 2016 each of which was filed by Starboard Value LP and certain of its affiliates.

(6)

The address of Senvest Management, LLC is 540 Madison Avenue, 32nd Floor, New York, New York 10022. The address of Richard Mashaal (who is the managing member of Senvest Management, LLC) is c/o Senvest Management, LLC 540 Madison Avenue, 32nd Floor, New York, New York 10022.

(7)

Represents 4,385,852 shares of common stock as to which Senvest Management, LLC has shared voting and shared dispositive power. This information was obtained from the Schedule 13G/A filed on February 12, 2016 with the SEC by Senvest Management, LLC and Richard Mashaal.

(8)	The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(9)

Includes (i) 131,783 shares of common stock as to which The Vanguard Group has sole voting power, (ii) 4,063,048 shares of common stock as to which The Vanguard Group has sole dispositive power, (iii) 4,100 shares of common stock as to which The Vanguard Group has shared voting power and (iv) 132,183 shares of common stock as to which The Vanguard Group has shared dispositive power. This information was obtained from the Schedule 13G/A filed on February 11, 2016 with the SEC by The Vanguard Group.

(10)	The address of Invesco Ltd. is 1555 Peachtree Street NE, Atlanta, Georgia 30309.
(11)

Represents 3,564,579 shares of common stock as to which Invesco Ltd. has sole voting power and sole dispositive power. This information was obtained from the Schedule 13G/A filed on February 4, 2016 with the SEC by Invesco Ltd.

(12)	The address of Oak Ridge Investments, LLC is 10 LaSalle Street, Suite 1900, Chicago, Illinois 60603.
(13)

Includes (i) 2,832,156 shares of common stock as to which Oak Ridge Investments LLC has sole voting power, (ii) 2,987,318 shares of common stock as to which Oak Ridge Investments LLC has sole dispositive power and (iii) 57,603 shares of common stock as to which Oak Ridge Investments LLC has shared dispositive power. This information was obtained from the Schedule 13G filed on February 8, 2016 with the SEC by Oak Ridge Investments, LLC.

A-1

Annex B

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THIS SOLICITATION

Directors

Under applicable SEC regulations, each member of our Board may be deemed “participants” in the solicitation of proxies in connection with the Special Meeting. The following sets forth the name and principal occupation or employment of the directors of the Company. Unless otherwise indicated, the principal business address of each such person is Depomed, Inc., 7999 Gateway Blvd., Suite 300, Newark, California 94560.

Name of Director	Age	Principal Occupation
Peter D. Staple	64	Chief Executive Officer, Corium International, Inc. (1)
Karen A. Dawes	65	President, Knowledgeable Decisions, LLC (2)
Louis J. Lavigne, Jr.	68	Managing Director, Lavrite, LLC (3)
Samuel R. Saks, M.D.	61	Director, Depomed, Inc., PDL BioPharma, Inc. and TONIX Pharmaceuticals, Inc.
James A. Schoeneck	59	President and Chief Executive Officer, Depomed, Inc.
David B. Zenoff, D.B.A.	78	President, David B. Zenoff Associates, Inc. (4)

Officers and Employees

Under applicable SEC regulations, certain of our officers and employees may be deemed “participants” in the solicitation of proxies in connection with the Special Meeting. The following sets forth the name and principal occupation or employment of such officers and employees of the Company. Unless otherwise indicated, the principal business address of each such person is Depomed, Inc., 7999 Gateway Blvd., Suite 300, Newark, California 94560.

Name of Participant	Age	Principal Occupation
August J. Moretti	66	Chief Financial Officer and Senior Vice President, Depomed, Inc.
Matthew M. Gosling	45	Senior Vice President and General Counsel, Depomed, Inc.
Srinivas G. Rao, M.D.	47	Senior Vice President and Chief Medical Officer, Depomed, Inc.
R. Scott Shively	60	Senior Vice President and Chief Commercial Officer, Depomed, Inc.
Thadd M. Vargas	50	Senior Vice President, Business Development, Depomed, Inc.

(1)	The principal address of Corium International, Inc. is 235 Constitution Drive Menlo Park, California 94025.
(2)	The principal address of Knowledgeable Decisions, LLC is 138 Vintage Isle Lane, Palm Beach Gardens, FL 33418.
(3)	The principal address of Lavrite, LLC is 1158 Upper Happy Valley Road, Lafayette, CA 94549.
(4)	The principal address of David B. Zenoff Associates, Inc. is 650 Divisadero St, San Francisco, CA 94123.

Information Regarding Ownership of the Company’s Securities by Participants

Directors:

The following table sets forth information as of the Record Date regarding the ownership of our Common Stock by each director of Depomed:

Name of Beneficial Owner	Aggregate Number of Shares of Common Stock	Number Subject to Convertible Securities Exercisable Within 60 Days	Percentage of Common Stock (%)(1)
James A. Schoeneck(2)	[ ]	[ ]	[ ]
Peter D. Staple	[ ]	[ ]	[ ]
David B. Zenoff, D.B.A.	[ ]	[ ]	[ ]
Karen A. Dawes	[ ]	[ ]	[ ]
R. Scott Shively	[ ]	[ ]	[ ]
Louis J. Lavigne, Jr.	[ ]	[ ]	[ ]

(1)

Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days. Percentage ownership is based on [•] shares of the Company’s common stock outstanding as of the Record Date. Shares of common stock subject to stock options and restricted stock units vesting on or before November 26, 2016 (within 60 days of the Record Date) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. Except as otherwise noted, each person has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(2)	Includes [•] shares of Common Stock held in Mr. Schoeneck’s family trust and over which Mr. Schoeneck has shared voting power and shared dispositive power.

Officers and Employees

The following table sets forth information as of the Record Date regarding the ownership of our Common Stock by each other officer and employee that may be deemed “participants” in the solicitation of proxies in connection with the Special Meeting.

Name of Beneficial Owner	Aggregate Number of Shares of Common Stock	Number Subject to Convertible Securities Exercisable Within 60 Days	Percentage of Common Stock (%)(1)
August J. Moretti	[ ]	[ ]	[ ]
Matthew M. Gosling	[ ]	[ ]	[ ]
Srinivas G. Rao, M.D.	[ ]	[ ]	[ ]
R. Scott Shively	[ ]	[ ]	[ ]
Thadd M. Vargas	[ ]	[ ]	[ ]

(1)

Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days. Percentage ownership is based on [•] shares of the Company’s common stock outstanding as of the Record Date. Shares of common stock subject to stock options and restricted stock units vesting on or before November 26, 2016 (within 60 days of the Record Date) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. Except as otherwise noted, each person has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

Other Information Regarding Participants

As of the Record Date, our directors and executive officers collectively beneficially own [•] shares of Common Stock, representing approximately [•]% of the outstanding shares of Common Stock. Our directors and executive officers intend to vote against all proposals with respect to any of their shares of Common Stock.

Except as described in this Proxy Statement (including the related annexes), to the best of the Company’s knowledge, none of the participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of its subsidiaries; (ii) owns any securities of the Company of record but not beneficially; (iii) has purchased or sold any of such securities within the past two years; or (iv) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities, including, but not limited to, joint ventures, loan or option agreements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Except as disclosed in this Proxy Statement (including the related annexes), to the best of the Company’s knowledge, none of the participants’ associates beneficially owns, directly or indirectly, any of the Company’s securities. Other than as disclosed in this Proxy Statement (including the related annexes), to the best of the Company’s knowledge, neither the Company nor any of the participants has any substantial interests, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Special Meeting.

Other than as set forth in this Proxy Statement (including the related annexes), to the best of the Company’s knowledge, none of the Company, any of the participants or any of their associates has any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

There are no material legal proceedings in which any of the directors or executive officers of the Company or any of their affiliates is a party adverse to the Company or any of its subsidiaries, or proceedings in which such directors or executive officers have a material interest adverse to the Company or any of its subsidiaries.

Certain Relationships and Related Transactions

The Audit Committee of the Board is responsible for monitoring and reviewing issues involving potential conflicts of interest and reviewing and approving related party transactions. During fiscal year 2015 the Company did not engage, and does not currently propose to engage, in any transaction or series of transactions required to be disclosed by Item 404(a) of Regulation S-K in which the amount involved exceeded or exceeds $120,000 and in which any of the Company’s directors or executive officers, any holder of more than 5% of any class of the Company’s voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, nor was any director or executive officer or any of their family members indebted to the Company in any amount in excess of $120,000 at any time.

Amended and Restated 2014 Omnibus Incentive Plan

Under the Company’s Amended and Restated 2014 Omnibus Incentive Plan (the “2014 Plan”), a change in the majority of the Board of Directors qualifies as a “Change in Control”. As a result, the combination of the Starboard Removal Proposal and the Starboard Election Proposal constitute a Change in Control under the 2014 Plan.  In the event of a Change in Control under the 2014 Plan, the 2014 Plan administrator may, in its discretion, accelerate the vesting or exercisability of an outstanding award under the 2014 Plan, eliminate or make less restrictive any restrictions contained in an award, waive any restriction or other provision of the 2014 Plan or an award or otherwise amend or modify an award in any manner that is, in either case, (1) not materially adverse to the participant to whom such award was granted, (2) consented to by such participant or (3) otherwise authorized by the provisions of the 2014 Plan; provided, however, that no such action will result in the term of any option or stock appreciation right under the 2014 Plan to be greater than ten years from its grant date.  The 2014 Plan administrator may also provide for the assumption, substitution or continuation of outstanding awards by the successor corporation (if any); provided, however, that if such successor corporation (if any) does not assume or substitute awards, the vesting of such awards will fully and immediately accelerate to a date prior to the effective time of the

Change in Control.  Furthermore, for any individual subject to the terms of a Management Continuity Agreement, outstanding awards may accelerate following certain qualifying terminations of employment within a specified period prior to or following any Change in Control, as described below.  Notwithstanding the foregoing, upon the occurrence of a Change in Control, outstanding awards under the 2014 Plan held by non-employee directors will vest in full.

Second Amended and Restated 2004 Equity Incentive Plan

The Company also maintains the Second Amended and Restated 2004 Equity Incentive Plan (the “2004 Plan”), which also provides that a change in the majority of the Board of Directors qualifies as a “Change in Control.”  As a result, the combination of the Starboard Removal Proposal and the Starboard Election Proposal constitute a Change in Control under the 2004 Plan.  In the event of a Change in Control under the 2004 Plan, the 2004 Plan administrator may, in its discretion, (i) extend the date for the exercise of outstanding awards (but not beyond any such award’s original expiration date), (ii) provide that any or all outstanding awards will be assumed, converted or replaced by the successor corporation (if any), (iii) provide that the successor corporation will substitute equivalent awards or provide substantially similar consideration to participants as was provided to the Company’s shareholders (after taking into account the existing provisions of the awards), (iv) provide that the successor corporation will issue, in place of outstanding shares held by participants, substantially similar marketable securities (as defined in the 2004 Plan) subject to repurchase restrictions no less favorable to the participants, or (v) cancel any or all outstanding awards in exchange for cash and/or marketable securities (including rights or options to acquire marketable securities). In the event such successor corporation (if any) does not assume, convert, replace, cancel or substitute awards, the vesting (and, if applicable, exercisability) with respect to such Awards will fully and immediately accelerate or the repurchase rights of the Company will fully and immediately terminate, as the case may be, so that the awards may be exercised or the repurchase rights will terminate before the closing or completion of the transaction or event, but then terminate. Notwithstanding anything in the 2004 Plan to the contrary, the Board may, in its sole discretion, provide that the vesting of any or all shares issuable pursuant to an award subject to vesting or a right of repurchase will accelerate or lapse, as the case may be, upon such Change in Control. If the Board exercises such discretion with respect to options, such options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Board determines, and if such options are not exercised prior to the consummation of the relevant transaction, they will terminate at such time as determined by the Board.  Furthermore, for any individual subject to the terms of a Management Continuity Agreement, outstanding awards may accelerate following certain qualifying terminations of employment within a specified period prior to or following any Change in Control, as described below.  Notwithstanding the foregoing, upon the occurrence of a Change in Control, outstanding awards under the 2004 Plan held by non-employee directors will vest in full.

Management Continuity Agreements

In February 2016, the Board approved a form of Management Continuity Agreement to be entered into with each of the Company’s executive officers. The Company subsequently entered into definitive Management Continuity Agreements with each such officer, which agreements replace and supersede the Management Continuity Agreements previously entered into by the Company and its executive officers.

The Management Continuity Agreements provide, among other things, that in the event an executive officer is subject to an involuntary termination within 90 days prior to or 24 months following a change of control, the executive officer is entitled to receive: (i) 100% acceleration of such officer’s unvested Company equity awards; (ii) a lump sum severance payment equal to two times (if the officer is the chief executive officer) or one time (if the officer is not the chief executive officer) the base salary which the officer was receiving immediately prior to the change of control; (iii) a lump sum payment equal to two times (if such officer is the chief executive officer) or equal to (if the officer is not the chief executive officer) such officer’s annual bonus target for the Company’s fiscal year in which the termination occurs; (iv) continuation of payment by the Company of the full cost of the health insurance benefits provided to such officers immediately prior to the change of control through the earlier of the end of the 24 month period (if the officer is the chief executive officer) or 12 month period (if the officer is not the chief executive officer) following the involuntary termination or until such officer is no longer eligible for such benefits under applicable law; and (v) up to three months of outplacement services not to exceed $5,000 per month.

In addition, the Management Continuity Agreements provide, among other things, that in the event the executive officer is subject to an involuntary termination (other than in connection with a change of control as described above), the executive officer will receive: (i) acceleration of 12 months’ of such officer’s unvested Company equity awards if the officer is the chief executive officer; (ii) severance payments for a period of 18 months (if the officer is the chief executive officer) or 12 months (if the officer is a senior vice president), equal to the base salary which the officer was receiving immediately prior to the change of control; (iii) continuation of payment by the Company of the full cost of the health insurance benefits provided to such officers immediately prior to the involuntary termination through the earlier of the end of the severance period or until such officer is no longer eligible for such benefits under applicable law; and (iv) up to three months of outplacement services not to exceed $5,000 per month.

The executive officer is not entitled to receive a “gross up” payment to account for any excise tax that might be payable pursuant to Section 4999 of the Internal Revenue Code. Instead, the executive officer shall receive the greater of (i) the full severance benefits less any taxes, including excise taxes or (ii) the amount of severance benefits that would result in no excise tax having to be paid. These benefits are contingent upon the executive officer’s release of any claims against the Company.

The following table sets forth potential payments to the Company’s named executive officers employed as of December 31, 2015 under the Management Continuity Agreement that would have been made had an involuntary termination occurred within 90 days prior to or 24 months following a change of control as of December 31, 2015.

Potential Payments—Involuntary Termination Following a Change of Control

Name	Severance Payments ($)		Bonus Payments ($)		Health Insurance Benefit ($)		Option and Stock Award Vesting Acceleration ($)(1)
James A. Schoeneck	1,160,000	(2)	1,450,000	(3)	39,480	(4)	5,146,798
August J. Moretti	174,564	(5)	387,919	(6)	20,364	(7)	1,217,371
Matthew M. Gosling	202,500	(5)	450,000	(6)	29,151	(7)	1,507,662
Thadd M. Vargas	122,705	(5)	350,587	(6)	21,231	(7)	1,242,066
R. Scott Shively	171,535	(5)	381,188	(6)	29,474	(7)	341,985

(1)	Accelerated equity value as if the involuntary termination occurred on December 31, 2015.
(2)

The amount reported equals two times such officer’s annual bonus target for the Company’s fiscal year in which the termination occurs. The target bonus for James A. Schoeneck for the year ended December 31, 2015 was 80% of his base salary, but has increased to 100% of his base salary for the year ending December 31, 2016.

(3)	The amount reported equals two times such officer’s base salary.
(4)	The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 24 months.
(5)	The amount reported equals such officer’s annual bonus target for the Company’s fiscal year in which the termination occurs.
(6)	The amount reported equals such officer’s annual base salary.
(7)	The amount reported represents health and dental insurance premiums to be paid on behalf of the named executive officer for 12 months.

Potential Payments—Involuntary Termination

Name	Severance Payments ($)		Health Insurance Benefit ($)		Option and Stock Award Vesting Acceleration ($)(1)
James A. Schoeneck	1,087,500	(2)	31,879	(3)	1,682,074
August J. Moretti	387,919	(4)	20,364	(5)	—
Matthew M. Gosling	450,000	(4)	29,151	(5)	—
Thadd M. Vargas	350,587	(4)	21,231	(5)	—
R. Scott Shively	381,188	(4)	29,474	(5)	—

(1)	Accelerated equity value as if the involuntary termination occurred on December 31, 2015.
(2)	The amount reported represents total severance payments over 18 months.
(3)	The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 18 months.
(4)	The amount reported represents total severance payments over 12 months.
(5)	The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 12 months.

Additional Information

We have omitted certain additional information previously disclosed in Depomed’s Definitive Proxy Statement on Schedule 14A, dated as of April 14, 2016, related to the 2016 Annual Meeting of Depomed Stockholders, including disclosure under Item 7 of Schedule 14A (directors and executive officers) and Item 8 of Schedule 14A (compensation of directors and executive officers).  Such information is incorporated by reference in this Proxy Statement.

Annex C

RECENT TRANSACTION HISTORY FOR PARTICIPANTS IN THIS SOLICITATION

The following is a list of all purchases and sales of Common Stock made during the last two years by persons who may be deemed participants in our solicitation of proxies. These transactions do not include matching contributions to the 401(k) retirement plan or executive deferred compensation plan, any amounts withheld in satisfaction of tax obligations upon the vesting of equity awards, the grant or vesting of restricted stock or stock options granted under the Company’s incentive award plans, or the surrender of shares for the payment of taxes, gifts or transfers to related entities that do not constitute a disposition of beneficial ownership:

Name	Date of Transaction	Nature of Transaction	Number of Shares	Price per Share
Matthew M. Gosling	December 2, 2014	Sale	8,819	$15.853
Matthew M. Gosling	November 19, 2014	Sale	71,000	15.357
August J. Moretti	August 10, 2016	Sale	3,297	21.400
August J. Moretti	August 10, 2016	Sale	1,703	21.400
August J. Moretti	May 9, 2016	Sale	5,000	18.000
August J. Moretti	December 3, 2015	Sale	1,841	18.010
August J. Moretti	December 3, 2015	Sale	13,159	18.120
August J. Moretti	December 2, 2014	Sale	5,339	15.853
James A. Schoeneck	December 2, 2014	Sale	36,727	15.853
Thadd M. Vargas	August 10, 2016	Sale	26,290	20.920
Thadd M. Vargas	May 23, 2016	Sale	15,000	20.000
Thadd M. Vargas	May 10, 2016	Sale	15,000	17.640
Thadd M. Vargas	March 11, 2016	Sale	23,000	16.000
Thadd M. Vargas	March 2, 2016	Sale	10,000	15.178
Thadd M. Vargas	June 12, 2015	Sale	5,000	20.700
Thadd M. Vargas	December 4, 2014	Sale	8,247	15.853

C-1

*** PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION ***

FORM OF BLUE PROXY CARD

SPECIAL MEETING OF SHAREHOLDERS
OF
DEPOMED, INC.
TO BE HELD ON NOVEMBER 15, 2016

Each of the undersigned hereby constitutes and appoints James A. Schoeneck, August J. Moretti and Matthew M. Gosling (acting alone or together) as proxies, with the power to appoint his substitute and authorizes each of them to represent and to vote all of the shares of common stock of Depomed, Inc. held of record by the undersigned at the close of business on September 27, 2016 at the Special Meeting of shareholders of Depomed, Inc. (the “Company”) to be held on November 15, 2016 at 10:00 a.m. local time, at [•], and at any adjournments thereof (the “Special Meeting”) as directed herein, and in their discretion upon such other matters as may come before the meeting and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present.

The Depomed Board of Directors recommend a vote “AGAINST” all of the proposals

1.    Removal of the Company’s Board of Directors (the “Board”), each such removal to become effective upon the election of each successor by the shareholders of the Company.

(A) Peter D. Staple	☐	☐	☐
	AGAINST	FOR	ABSTAIN

(B) Karen A. Dawes	☐	☐	☐
	AGAINST	FOR	ABSTAIN

(C) Louis J. Lavigne, Jr.	☐	☐	☐
	AGAINST	FOR	ABSTAIN

(D) Samuel R. Sakes, M.D.	☐	☐	☐
	AGAINST	FOR	ABSTAIN

(E) James. A. Schoeneck	☐	☐	☐
	AGAINST	FOR	ABSTAIN

(F) David B. Zenoff, D.B.A.	☐	☐	☐
	AGAINST	FOR	ABSTAIN

2.       Section 16 of the Company’s Amended and Restated Bylaws (the “Bylaws”) be amended to fix the size of the Board at six (6) members.

☐	☐	☐
AGAINST	FOR	ABSTAIN

3.              Election of directors, contingent on the removal proposal being passed.

(1) John J. Delucca	☐	☐	☐
	AGAINST	FOR	ABSTAIN

(2) James P. Fogarty	☐	☐	☐
	AGAINST	FOR	ABSTAIN

(3) Peter A. Lankau	☐	☐	☐
	AGAINST	FOR	ABSTAIN

(4) Gavin T. Molinelli	☐	☐	☐
	AGAINST	FOR	ABSTAIN

(5) Mary K. Pendergast	☐	☐	☐
	AGAINST	FOR	ABSTAIN

(6) Jeffrey C. Smith	☐	☐	☐
	AGAINST	FOR	ABSTAIN

4.       Any amendment or provision of the Bylaws adopted and approved by the Board that changes the Bylaws in any way from the version of the Bylaws adopted and approved by the Board on July 12, 2015 through the date of the Special Meeting be and hereby is repealed, and that Section 42 of the Bylaws entitled “AMENDMENT OF BYLAWS” be and hereby is amended to eliminate the power of the Board to adopt, amend or repeal the Bylaws from the date of the Special Meeting through 120 days following such Special Meeting.

☐	☐	☐
AGAINST	FOR	ABSTAIN

5.       Adjourn the Special Meeting if a quorum is not present at the time of the Special Meeting

☐	☐	☐
AGAINST	FOR	ABSTAIN

IF NO BOX IS MARKED FOR ANY OF THE PROPOSALS AND THIS CARD IS PROPERLY SIGNED, DATED AND DELIVERED, THIS PROXY WILL BE VOTED “AGAINST” THE PROPOSALS.

AT THIS TIME, WE KNOW OF NO OTHER MATTERS THAT WILL BE BROUGHT BEFORE THE SPECIAL MEETING. SHOULD OTHER MATTERS PROPERLY BE BROUGHT BEFORE THE SPECIAL MEETING, INCLUDING ANY PROCEDURAL MATTERS, THIS BLUE PROXY CARD, WHEN DULY EXECUTED, WILL GIVE THE PROXIES NAMED HEREIN DISCRETIONARY AUTHORITY TO VOTE ON ALL SUCH OTHER MATTERS AND ON ALL MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING TO THE MAXIMUM EXTENT THAT THEY ARE PERMITTED TO DO SO BY APPLICABLE LAW.

Date:             , 2016

Signature

Signature, if jointly held

Title:

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If signing as a corporation, sign in full corporate name by President or other authorized officer. If signing as a partnership, sign in partnership name by authorized person.

PLEASE SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.